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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): July 16, 2001




                           COAST DENTAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                 000-21501                   59-3136131
          --------                 ---------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)            Identification No.)


          2502 Rocky Point Drive, Suite 1000
                     Tampa, Florida                              33607
                     --------------                              -----
        (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:           (813) 288-1999







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ITEM 5.  OTHER EVENTS.

         On July 16, 2001, the stockholders of Coast Dental Services, Inc. approved at its Annual Meeting (the "Meeting") an amendment to the Company's Certificate of Incorporation to accomplish a reverse stock split which resulted in each three outstanding shares of the Company's common stock being automatically reclassified and changed into one share of the Company's common stock (the "Reverse Split"). The amendment to the Certificate of Incorporation was filed with the Delaware Secretary of State and the Reverse Split was effective as of 12:01 a.m. on July 17, 2001.

         At the Meeting, the stockholders also approved the following:

         - Adam Diasti-was re-elected to serve as a director until our annual meeting in 2004, until his successor is elected and qualified or until his earlier resignation, removal from office or death;

         - Our Stock Option Plan was amended to increase by 750,000 the number of shares of common stock covered by the plan (on a pre-split basis); and

         - The appointment of Deloitte & Touche, LLP as our independent auditors for fiscal year 2001 was ratified.


         A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Coast Dental Services, Inc. Press Release, dated July 17, 2001.



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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Coast Dental," "company," "we," "our" and "us" refer to Coast Dental Services, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including the Company's ability to maintain its listing with Nasdaq, and the various factors identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COAST DENTAL SERVICES, INC.



                                    By:/s/William H. Geary, III
                                       -----------------------------------------
                                         William H. Geary, III
                                         Chief Financial Officer and Secretary


Dated: July 18, 2001





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                                  EXHIBIT INDEX

       Exhibit
        Number    Exhibit Description
        ------    -------------------

         99.1 Press Release dated July 17, 2001 announcing the approval by the stockholders of an amendment to the Company's Certificate of Incorporation to accomplish a one-for-three reverse stock split.







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